UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

BRISTOL-MYERS SQUIBB COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-1136	22-079-0350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a.) The annual meeting of stockholders (the “Annual Meeting”) of Bristol-Myers Squibb Company (the “Company”) was held on May 3, 2011.

(b.) Stockholders voted on the matters set forth below.

Item 1. The Stockholders elected each of the Company’s 12 nominees to serve as directors of the Company until the 2012 Annual Meeting based upon the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Lamberto Andreotti	1,148,754,789	9,740,188	4,939,926	293,916,879
Lewis B. Campbell	1,104,860,075	53,434,687	5,140,141	293,916,879
James M. Cornelius	1,145,582,169	12,582,419	5,270,315	293,916,879
Louis J. Freeh	1,045,917,815	105,241,901	12,275,187	293,916,879
Laurie H. Glimcher, M.D.	1,080,347,589	78,037,356	5,049,958	293,916,879
Michael Grobstein	1,118,208,899	39,936,408	5,289,596	293,916,879
Leif Johansson	1,107,180,594	50,975,693	5,278,616	293,916,879
Alan J. Lacy	1,116,548,476	41,594,085	5,292,342	293,916,879
Vicki L. Sato, Ph.D.	1,091,181,255	67,156,310	5,097,338	293,916,879
Elliott Sigal, M.D., Ph.D.	1,148,402,514	9,798,871	5,233,518	293,916,879
Togo D. West, Jr.	1,115,250,523	42,578,044	5,606,336	293,916,879
R. Sanders Williams, M.D.	1,097,478,963	60,736,308	5,219,632	293,916,879

Item 2. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the 2011 year was ratified based upon the following votes:

Votes For	Votes Against	Abstentions
1,417,820,036	34,327,872	5,203,874

Item 3. The management proposal on the advisory vote on the compensation of our named executive officers was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,091,146,763	60,179,042	12,109,098	293,916,879

Item 4. The management proposal on the advisory vote on the frequency of the advisory vote on the compensation of our named executive officers received the following votes:

3 Years	2 Years	1 Year	Abstentions	Broker Non-Votes
508,247,522	20,597,353	625,045,481	9,544,547	293,916,879

Item 5. The stockholder proposal on executive compensation disclosure received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,828,347	1,068,522,331	9,084,225	293,916,879

Item 6. The stockholder proposal on the stockholder action by written consent received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
444,383,389	705,361,618	13,689,896	293,916,879

Item 7. The stockholder proposal on pharmaceutical price restraint received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,328,253	887,853,921	242,252,729	293,916,879

(d.) A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote on the compensation of our named executive officers every year. The Board of Directors has taken into consideration the views of our stockholders and decided that it will include an advisory stockholder vote on the compensation of our named executive officers in the Company’s proxy materials annually until the next required vote on the frequency of such an advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Sandra Leung
Name:	Sandra Leung
Title:	General Counsel and Corporate Secretary

Dated: May 6, 2011